REVENUE	5 Months Ended
Jun. 30, 2023
Revenue from Contract with Customer [Abstract]
REVENUE

NOTE 5. REVENUE

Contract Balances

The timing of revenue recognition, billings, and cash collections may result in trade, unbilled receivables, and deferred revenues on the balance sheets. At times, revenue recognition may occur before the billing, resulting in an unbilled receivable, which would represent a contract asset. The contract asset would be a component of accounts receivable and other assets for the current and non-current portions, respectively. A contract liability is recorded when the Company receives payments prior to earning the revenue.